SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                   -------------------------------------------

                          AMENDMENT NO. 1 ON FORM 8-K/A

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                  May 10, 1995


                   -------------------------------------------


                           THERMO PROCESS SYSTEMS INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                           1-9549                        04-2925807
   (State or other                 (Commission                (I.R.S. Employer
   jurisdiction of                 File Number)         Identification Number)
   incorporation or
   organization)


   12068 Market Street                                                   48150
   Livonia, Michigan                                                (Zip Code)
   (Address of principal executive offices)


                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
PAGE

                                                                    FORM 8-K/A



   Item 7.   Financial Statements, Pro Forma Combined Condensed Financial
             ------------------------------------------------------------
             Information and Exhibits
             ------------------------

        On May 10, 1995, Thermo Process Systems Inc. (the "Company") acquired substantially all of the assets of Lancaster Laboratories, Inc. and its affiliate Clewmark Holdings (together, "Lancaster Laboratories"). Lancaster Laboratories, based in Lancaster, Pennsylvania, is a provider of high-quality analytical services to the environmental, food and pharmaceutical industries.

        The base purchase price for the assets was $19,174,000 in cash, plus the assumption by the Company of $5,333,000 in bank indebtedness existing as of the closing of the acquisition. The purchase price included a post-closing adjustment of $2,414,000 based on Lancaster Laboratories' net book value as of the closing of the acquisition. The Company has also agreed to pay an amount, not to exceed $600,000, equal to the amount by which the sum of (a) Lancaster Laboratories' division income (earnings before the corporate services fee payable to Thermo Electron Corporation, amortization of goodwill, interest and income taxes) for the period beginning October 1, 1994 and ending on the closing date, and (b) the division income generated by Lancaster Laboratories' business (excluding the corporate services fee payable to Thermo Electron Corporation and the amortization of goodwill acquired by the Company in this acquisition) for the period beginning on the closing date and ending September 30, 1995, are in excess of $4,500,000. In no event will the aggregate purchase price, including bank indebtedness assumed by the Company, exceed $25,000,000, excluding cash acquired.

        (a) Financial Statements of Business Acquired

            Attached hereto.
























                                        2PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings

                          Combined Financial Statements
                    Pursuant to the Asset Purchase Agreement
                               Dated May 10, 1995

                     Years ended September 30, 1994 and 1993

                                TABLE of CONTENTS




                                                                 Page
                                                                 ----


       Independent Auditors' Report


       Combined Statements of Net Assets Sold


       Combined Statements of Revenues and Expenses


        Combined Statements of Changes in Net Assets Sold


        Combined Statements of Cash Flows


       Notes to Combined Financial Statements
PAGE

                          INDEPENDENT AUDITORS' REPORT

     To the Board of Directors and Partners
     Lancaster Laboratories, Inc.
       and Clewmark Holdings
     Lancaster, Pennsylvania

          We have audited the accompanying combined statements of net assets sold of Lancaster Laboratories, Inc., a Pennsylvania corporation, and Clewmark Holdings, a Pennsylvania general partnership, as of September 30, 1994 and 1993 and the related combined statements of revenues and expenses, changes in net assets sold, and cash flows for the years then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          The accompanying combined financial statements were prepared to present the assets sold and the liabilities assumed pursuant to the Asset Purchase Agreement dated May 10, 1995, between Lancaster Laboratories, Inc./Clewmark Holdings and Thermo Analytical, Inc., as described in Note 1, and are not intended to be a complete presentation of the assets, liabilities, revenues, expenses, and cash flows of Lancaster Laboratories, Inc. and Clewmark Holdings.

          In our opinion, the combined financial statements referred to above present fairly, in all material respects, the net assets sold of Lancaster Laboratories, Inc. and Clewmark Holdings, pursuant to the Asset Purchase Agreement referred to in Note 1, as of September 30, 1994 and 1993, and the revenues, expenses, changes in net assets sold, and cash flows for the years then ended, in conformity with generally accepted accounting principles.






     October 26, 1994, except for           TROUT, EBERSOLE & GROFF
      Note 1, as to which the date          Certified Public Accountants
      is May 10, 1995
     Lancaster, Pennsylvania
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                     COMBINED STATEMENTS of NET ASSETS SOLD
                           September 30, 1994 and 1993

                                                      1994         1993
                                                      ----         ----
                                     ASSETS
                                     ------
     CURRENT ASSETS
       Cash and Cash Equivalents                      732,055      391,984
        Accounts Receivable:
          Billed, Net of Allowance for Doubtful
           Accounts of $75,815 and $33,683 at
           9/30/94 and 9/30/93, respectfully        4,481,909    4,447,560
         Unbilled                                   1,240,070      937,376
        Inventory                                      11,285       11,285
        Prepaid Expenses                               25,149       24,807
                                                   ----------   ----------
             Total Current Assets                   6,490,468    5,813,012
                                                   ==========   ==========
     PROPERTY, PLANT and EQUIPMENT
       Land                                         1,124,286    1,124,286
        Land Improvements                             608,958      505,592
       Buildings and Leasehold Improvements         8,295,357    6,822,094
        Laboratory and Office Equipment            19,211,504   16,754,719
        Vehicles                                      285,073      271,874
       Construction in Progress                       128,409      305,544
                                                   ----------   ----------
                                                   29,653,587   25,784,109
        Less:  Accumulated Depreciation            15,657,263   13,254,372
                                                   ----------   ----------
             Property, Plant and Equipment - Net   13,996,324   12,529,737
                                                   ==========   ==========
     OTHER ASSETS
        Financing Costs, net of Amortization           23,002       17,640
        Investment in and Advances to
         Affiliated Company                               -0-       90,730
                                                   ----------   ----------
             Total Other Assets                        23,002      108,370
                                                   ==========   ==========
             TOTAL ASSETS                          20,509,794   18,451,119
                                                   ==========   ==========
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
               COMBINED STATEMENTS of NET ASSETS SOLD (Continued)
                           September 30, 1994 and 1993

                                                      1994         1993
                                                      ----         ----

                         LIABILITIES and NET ASSETS SOLD
                         -------------------------------
     CURRENT LIABILITIES
       Notes Payable - Bank                           850,000          -0-
        Current Maturities of Long-Term Debt        1,497,000      770,000
        Accounts Payable - Trade                      586,101      688,678
       Accrued Salaries and Vacation Pay              688,620      563,745
        Accrued Employee Benefits                     313,809      235,083
       Accrued Corporate Taxes                        758,600      626,747
        Other Accrued Expenses                         67,050      163,343
                                                   ----------   ----------
             Total Current Liabilities              4,761,180    3,047,596
                                                   ==========   ==========
     LONG-TERM DEBT
        Notes Payable - Net of Current Maturities   4,887,144    4,972,144
                                                   ----------   ----------
             TOTAL LIABILITIES                      9,648,324    8,019,740
                                                   ==========   ==========
             NET ASSETS SOLD                       10,861,470   10,431,379
                                                   ==========   ==========
























     See notes to financial statements.
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                  COMBINED STATEMENTS of REVENUES AND EXPENSES
                     Years ended September 30, 1994 and 1993

                                                      1994         1993
                                                      ----         ----
     REVENUES

       Service Revenues - Net                      28,676,853   26,750,745
                                                   ==========   ==========


     COSTS and OPERATING EXPENSES

       Cost of Service Revenues                    17,387,183   15,819,263
        Selling, General, and Administrative        9,836,444    9,361,322
                                                   ----------   ----------
             Total Costs and Operating Expenses    27,223,627   25,180,585
                                                   ==========   ==========
             Excess Revenues over Costs
              and Expenses from Operations          1,453,226    1,570,160
                                                   ===========  ==========


     OTHER REVENUES/(EXPENSES)

       Lease and Other Income                          74,750       97,432
       Interest Income                                  2,578       11,443
       Interest Expense                              (415,575)    (382,879)
       Gain on Sale of Affiliated Company             264,486          -0-
       Earnings from Affiliated Company                   -0-      (94,341)
                                                   ----------   ----------
             Total Other Revenues/(Expenses)          (73,761)    (368,345)
                                                   ==========   ==========

             EXCESS REVENUES over EXPENSES          1,379,465    1,201,815
                                                   ==========   ==========















     See notes to financial statements.
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                COMBINED STATEMENTS of CHANGES in NET ASSETS SOLD
                     Years ended September 30, 1994 and 1993


                                                      1994         1993
                                                      ----         ----
     Balance - Beginning of Year                   10,431,379    9,050,312


     Excess Revenues over Expenses                  1,379,465    1,201,815


     Cash Contributions                                   -0-       24,109


     Distributions                                   (335,000)    (190,000)


     Net Change in Assets not Sold                   (614,374)     337,896


     Sale of Treasury Stock                               -0-        7,247
                                                   ----------   ----------

     Balance - End of Year                         10,861,470   10,431,379
                                                   ==========   ==========
























     See notes to financial statements.
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                        COMBINED STATEMENTS of CASH FLOWS
                     Years ended September 30, 1994 and 1993


                                                      1994         1993
                                                      ----         ----
     CASH FLOWS from OPERATING ACTIVITIES
       Excess of Revenues over Expenses             1,379,465    1,201,815
       Adjustments to Reconcile Excess of Revenues
         over Expenses to Net Cash Provided by/
          (Used in) Operating Activities:
             Depreciation                           2,557,145    2,763,625
             Amortization of Financing Costs            2,138        2,138
             Earnings from Affiliated Company             -0-       94,341
             Provision for Doubtful Accounts           42,132      (37,696)
             Gain from Sale of Affiliated Company    (264,486)         -0-
             (Gain)/Loss from Sale of Property         (1,133)       2,337
             Changes in Assets and Liabilities:
               (Increase) in Accounts Receivable     (379,175)  (1,164,957)
               (Increase)/Decrease in Prepaid
                 Expenses                                (342)      13,601
               Increase/(Decrease) in Accounts
                 Payable                             (102,577)     224,434
               Increase in Accrued Expenses           239,161    1,025,025
                                                   ----------   ----------
             Net Cash Provided by Operating
               Activities                           3,472,328    4,124,663
                                                   ==========   ==========

     CASH FLOWS from INVESTING ACTIVITIES
        Property and Equipment Acquisitions        (4,029,024)  (2,824,600)
        Proceeds from Sale of Property                  6,425       12,834
        Principal Payments Received from Affiliated
         Company                                      105,226          -0-
        Proceeds from Sale of Affiliated Company      249,990          -0-
                                                   ----------   ----------
             Net Cash (Used in) Investing
               Activities                          (3,667,383)  (2,811,766)
                                                   ==========   ==========

     CASH FLOWS from FINANCING ACTIVITIES
        Net Borrowings/(Payments) on Line-of-Credit
          Agreement                                   850,000     (500,000)
        Principal Payments on Long-Term Notes        (858,000)    (800,000)
        Payment of Stockholders' Distributions       (335,000)    (190,000)
        Proceeds from Long-Term Borrowings          1,500,000          -0-
        Payment of Refinancing Costs                   (7,500)         -0-
        Net (Increase)/Decrease in Assets not Sold   (614,374)     337,896
        Capital Contributions from Partners               -0-       24,109
        Sale of Treasury Stock                            -0-        7,247
                                                   ----------   ----------
             Net Cash Provided by/(Used in)
               Financing Activities                   535,126   (1,120,748)
                                                   ==========   ==========
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                  COMBINED STATEMENTS of CASH FLOWS (Continued)
                     Years ended September 30, 1994 and 1993


                                                      1994         1993
                                                      ----         ----
     INCREASE in CASH and CASH EQUIVALENTS            340,071      192,149

     CASH and CASH EQUIVALENTS
        Beginning                                     391,984      199,835
                                                   ----------   ----------
        Ending                                        732,055      391,984
                                                   ==========   ==========

     SUPPLEMENTAL DISCLOSURE of CASH FLOW DISTRIBUTIONS
     --------------------------------------------------
        Cash Paid during the Year for:
         Interest, net of Capitalized Interest        410,279      382,879


































     See notes to financial statements.
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                     NOTES to COMBINED FINANCIAL STATEMENTS



     NOTE 1 - Basis of Presentation

              Effective May 1, 1995, Lancaster Laboratories, Inc. and
               Clewmark Holdings (the Sellers) entered into an Asset Purchase Agreement dated May 10, 1995 with Thermo
               Analytical, Inc., a Delaware Corporation (the Buyer) whereby certain assets were sold to the Buyer and certain liabilities were assumed by the Buyer.

              The accompanying combined financial statements represent the net assets sold as of September 30, 1994 and 1993, and the revenues, expenses, changes in net assets sold, and cash flows for the years then ended pursuant to the Asset Purchase Agreement referred to above. Accordingly, the accompanying statements are not intended to be a complete presentation of the Sellers' assets, liabilities, revenues, and expenses for the above periods.


     NOTE 2 - Significant Accounting Policies

              Principles of Combination

              The accompanying financial statements include the accounts of
               Lancaster Laboratories, Inc., a Pennsylvania Corporation, and Clewmark Holdings, a Pennsylvania general partnership. The Companies are affiliated through common ownership and management. All significant intercompany balances and transactions have been eliminated.

              Nature of Business

               Lancaster Laboratories, Inc.

               Lancaster Laboratories, Inc. is a provider of analytical,
                research and development, and consulting services to those with interests in the environmental, foods, and pharmaceuticals fields. Its clients are worldwide with the majority located in the northeast portion of the United States.

               Clewmark Holdings

               Clewmark Holdings is a Pennsylvania general partnership
                whose exclusive activities relate to leasing of equipment and real estate. Substantially, all of the leasing activities of the Partnership are transacted with Lancaster Laboratories, Inc.
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                     NOTES to COMBINED FINANCIAL STATEMENTS
                                   (Continued)

     NOTE 2 - Significant Accounting Policies (Continued)

              Cash Equivalents

              For purposes of reporting cash flows, cash and cash
               equivalents include money market accounts and any highly liquid debt instruments purchased with a maturity of three months or less.

              Bad Debts

              The Company uses the allowance method to account for
               uncollectible accounts receivable.

              Property, Plant and Equipment

              Property, plant and equipment are carried at cost.
               Depreciation is computed using straight-line and accelerated methods over the estimated useful lives. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in earnings for the period. The cost of maintenance and repairs is charged to earnings as incurred; significant renewals and betterments are capitalized.

              Borrowing and Financing Costs

              Financing costs and fees paid to obtain loans are capitalized and are being amortized over the lives of the loans. Amortization expense for each of the years ended September 30, 1994 and 1993 is $2,138.

              Income Taxes

              The stockholders of Lancaster Laboratories, Inc. have elected under Section 1362(a) of the Internal Revenue Code and under similar provisions of Pennsylvania Corporate Income Tax Law, to be taxed as an "S" Corporation beginning October 1, 1986. As a result of this election, the Company does not pay Federal or State corporate income taxes on its income. However, each stockholder reports his or her share of the Company's current year's income and tax credits on his or her respective federal and state individual income tax return.


     NOTE 3 - Concentration of Credit Risk

              Other financial instruments that potentially subject the
               Companies to concentration of credit risk consist of cash deposits with financial institutions.
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                     NOTES to COMBINED FINANCIAL STATEMENTS
                                   (Continued)


     NOTE 3 - Concentration of Credit Risk (Continued)

              Aggregate bank balances and related federal depository
               insurance coverage at September 30, 1994 and 1993 for each company are as follows:

                                                                 Federal
                                           9/30/94   9/30/93   Depository
                                              Bank Balance      Insurance
                                           -----------------   -----------
        Lancaster Laboratories, Inc.       673,691   469,293     100,000
        Clewmark Holdings                  306,008   222,993     100,000


     NOTE 4 - Property, Plant and Equipment

              Summaries, by category, of the cost, accumulated
               depreciation, net book value and the estimated useful lives of property, plant and equipment, at September 30, 1994 and 1993, are as follows:

                                           September 30, 1994
                              --------------------------------------------
                                         Accumu-
                                         lated                    Useful
                                         Deprec-      Net          Lives
       Category                 Cost     iation    Book Value     (Years)
       --------                 ----    ---------- ----------    --------
     Land                     1,124,286        -0-   1,124,286
     Land Improvements          608,958    135,798     473,160      15
     Buildings and Building
        Improvements          8,295,357    875,135   7,420,222    25 - 39
     Laboratory and Office
        Equipment            19,211,504 14,475,817   4,735,687     5 - 7
     Vehicles                   285,073    170,513     114,560       5
     Construction in Progress   128,409        -0-     128,409       -
                             ---------- ----------  ----------
                             29,653,587 15,657,263  13,996,324
                             ========== ==========  ==========
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                     NOTES to COMBINED FINANCIAL STATEMENTS
                                   (Continued)

     NOTE 4 - Property, Plant and Equipment (Continued)

                                           September 30, 1993
                              --------------------------------------------
                                         Accumu-
                                         lated                    Useful
                                         Deprec-      Net         Lives
       Category                 Cost     iation    Book Value    (Years)
       --------                 ----    ---------- ----------   ---------
     Land                     1,124,286        -0-   1,124,286
     Land Improvements          505,592     92,150     413,442     15
     Buildings and Building
        Improvements          6,822,094    640,844   6,181,250  25 - 31.5
     Laboratory and Office
        Equipment            16,754,719 12,353,375   4,401,344    5 - 7
     Vehicles                   271,874    168,003     103,871    3 - 5
     Construction in Progress   305,544        -0-     305,544      -
                             ---------- ----------  ----------
                             25,784,109 13,254,372  12,529,737
                             ========== ==========  ==========


               Construction in Progress

               During July 1993, Clewmark Holdings entered into a
                construction agreement with a local contractor to construct a laboratory addition to its existing building at 2425 New Holland Pike, Lancaster, PA. Total construction cost was $2,118,759 which included capitalized interest costs of $22,500. The addition was placed in service during July 1994. At September 30, 1993, $188,852 had been expended on this project and is reflected on the statement of net assets sold as construction in progress.

               Also included in construction in progress at September 30,
                1994 and 1993 is $128,409 and $116,692, respectively, for
                site development costs relating to possible future expansion of Lancaster Laboratories, Inc.


     NOTE 5 - Investment in and Advances to Affiliated Company

              Investment in Gulf States Analytical, Inc. (GSAI)

              At September 30, 1993, Lancaster Laboratories, Inc. owns
               3,000 shares of the outstanding stock of Gulf States Analytical, Inc., in Houston, Texas, which represents 30.93% ownership. The investment is accounted for using the equity method, which accounts for the original investment at cost plus its equity in net earnings (loss) since the date of acquisition. Lancaster Laboratories, Inc. has agreed to make working capital loans up to a maximum of $627,000. Interest
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                     NOTES to COMBINED FINANCIAL STATEMENTS
                                   (Continued)

     NOTE 5 - Investment in and Advances to Affiliated Company (Continued)

              Investment in Gulf States Analytical, Inc. (GSAI) (Continued)

               is payable monthly on the outstanding principal balance at a rate equal from time to time, to the New York prime rate. All principal and unpaid accrued interest is payable on or before December 31, 1994. GSAI has granted a security interest in its equipment, fixtures, and accounts receivable as collateral for such loans.

              A summary of the investment in GSAI during the year ended
               September 30, 1993 is as follows:

                       Original Investment                        30,000
                       Share of Income/(Losses) to Date          (44,496)
                                                               ---------
                       Net Investment                            (14,496)
                       Cash Advances Receivable                  103,637
                       Accrued Interest Receivable*                1,589
                                                               ---------
                       Total Investment                           90,730
                                                               =========

              A summary of the audited financial information of GSAI at
               March 31, 1993 (*adjusted for intercompany transactions through September 30, 1993), is as follows:

                       Total Assets                            1,225,999
                       Total Liabilities                       1,272,866
                                                               ---------
                       Total Stockholders' Equity/(Deficit)      (46,867)
                                                               =========

                       Revenues                                3,711,042
                       Total Expenses                          3,996,465
                                                               ---------
                       Income/(Loss) for the Year               (285,423)
                                                               =========

              See Note 9 regarding sale of Lancaster Laboratories, Inc.'s entire interest in GSAI.



     NOTE 6 - Notes Payable - Currently Due

              Working Capital Lines-of-Credit

              Lancaster Laboratories, Inc. has established a working
               capital line-of-credit with a local bank whereby it may borrow up to $1,500,000. Interest at the Bank's National
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                     NOTES to COMBINED FINANCIAL STATEMENTS
                                   (Continued)

     NOTE 6 - Notes Payable - Currently Due (Continued)

              Working Capital Lines-of-Credit (Continued)

               Commercial Rate is payable monthly. Collateral for this commitment is a first-lien security interest in accounts receivable. Borrowings outstanding against the line as of September 30, 1994 and 1993 were $850,000 and $-0-, respectively.


              Equipment Line of Credit

              Clewmark Holdings has established an equipment line of credit with a local bank. Borrowings up to $1,500,000 may be made to finance equipment purchases. Interest is payable monthly at a floating rate determined by the Bank's National Commercial rate. Collateral for this line is: a collateral mortgage covering certain parcels of real estate and all equipment now owned or hereafter acquired, an assignment of all lease payments made by Lancaster Laboratories, Inc. There were no borrowings outstanding against the line as of September 30, 1994 and 1993.

     NOTE 7 - Long-Term Debt

              Clewmark Holdings has incurred the following long-term debt:

                                                         1994      1993
                                                         ----      ----
              TERM LOAN AGREEMENTS

              A local Bank approved a 10-year term
               loan (Term Loan No. 1) not to exceed
               $7,700,000 in order to assist the
               Partnership in refinancing certain
               existing indebtedness, in funding
               certain costs relating to an expansion
               of an existing facility, in acquiring
               the partnership interest of a retiring
               partner and in acquiring certain real
               estate. On January 2, 1992, the Bank
               disbursed $6,600,000 to the Partnership
               for the purposes set forth above. The
               $1,100,000 portion of the loan, reserved for the acquisition of certain real estate, was not exercised.

              As amended on July 1, 1993, the unpaid
               principal balance of this term loan bears different interest rates. A rate of 6.3% per annum will apply to $4,000,000 portion of the unpaid principal balance from
PAGE

                          Lancaster laboratories, Inc.
                              and Clewmark Holdings
                     NOTES to COMBINED FINANCIAL STATEMENTS
                                   (Continued)

     NOTE 7 - Long-Term Debt (Continued)

                                                         1994      1993
                                                         ----      ----
              TERM LOAN AGREEMENTS (Continued)

               July 1, 1993 through June 30, 1996.
               The remaining unpaid principal balance
               bears a floating rate of interest
               equal to the bank's National Commercial
               Rate.

              From July 1, 1996 and thereafter, the
               entire unpaid principal balance will
               bear a floating rate of interest equal
               to the bank's National Commercial Rate.
               Principal payments of $64,167 are due
               each month commencing February 1, 1992
               and continuing each month thereafter
               until paid in full.                     4,482,144  5,252,144

              On August 23, 1994, the Partnership and
               a local bank entered into Amendment No.
               1 to the above Loan Agreement dated
               January 2, 1992. The Bank agreed to
               make additional loans to the Partnership, not to exceed $1,500,000 (Term Loan
               No. 2) in order to assist the Partnership's working capital requirements by reimbursing it for certain capital expenditures.
               As of September 30, 1994, total borrowings under this agreement amounted to $1,500,000.
               The loan is payable over a five-year
               period at an annual fixed interest rate
               of 8.05%. Interest is payable monthly on the unpaid principal balance. Monthly principal payments of $25,000 are due each month commencing October 1, 1994 and ending
               September 1, 1999. A prepayment penalty
               exists for early retirement of principal.

              Collateral, as modified on August 23, 1994,
               for the above Term Loans No. 1 and No. 2 is a first mortgage covering certain parcels of real estate, all equipment now owned or hereafter acquired, an assignment of all lease payments made by Lancaster Laboratories, Inc., and the Corporate surety of Lancaster
               Laboratories, Inc. In addition, the loan agreement requires that certain financial ratios be maintained and limits the
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                     NOTES to COMBINED FINANCIAL STATEMENTS
                                   (Continued)


     NOTE 7 - Long-Term Debt (Continued)

                                                         1994      1993
                                                         ----      ----
              TERM LOAN AGREEMENTS (Continued)

               amount of capitalized leases.           1,475,000        -0-
              Unsecured, demand notes payable to a
               stockholder's family member. Interest
               is payable monthly at prime minus
               .5%. While no specific repayment
               schedule has been established, the
               entire amount has been classified
               as due within twelve months.              427,000    490,000
                                                      ---------- ----------
                                                       6,384,144  5,742,144
              Less: Current Maturities                 1,497,000    770,000
                                                      ---------- ----------
                Long-Term Portion                      4,887,144  4,972,144
                                                      ========== ==========


              Aggregate maturities required on long-term debt at September
               30, 1994 and 1993 are as follows:

                       September 30, 1994         September 30, 1993
                    Year Ending    Amount       Year Ending     Amount
                    -----------    ------       -----------     ------
                      9/30/95     1,497,000       9/30/94        770,000
                      9/30/96     1,070,000       9/30/95        770,000
                      9/30/97     1,070,000       9/30/96        770,000
                      9/30/98     1,070,000       9/30/97        770,000
                      9/30/99     1,045,000       9/30/98        770,000
                      Later Years   632,144       Later Years  1,892,144
                                  ---------                    ---------
                        Total     6,384,144                    5,742,144
                                  =========                    =========


     NOTE 8 - Employee Benefits

              Core Benefits

              Lancaster Laboratories, Inc. provides qualified employees
               with core benefits of life insurance, health insurance, short-term disability and long-term disability. Each full-time employee who regularly works at least 35 hours per week is eligible to participate upon completion of 30 days of service with the Company.
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                     NOTES to COMBINED FINANCIAL STATEMENTS
                                   (Continued)

     NOTE 8 - Employee Benefits (Continued)

              Core Benefits (Continued)

              Lancaster Laboratories, Inc. has an unfunded self-insured, short-term disability plan. Under this plan, the Company will pay 60% of wages for the first three months for a qualified disabled employee.

              Lancaster Laboratories, Inc. is directly responsible for
               payment of a portion of the claims under the health insurance plan. In connection therewith, as of September 30, 1994 and 1993, the Company has outstanding a letter of credit, in the amount of $273,901, issued by a local bank directly to the third-party administrator.

              Flexible Benefits

              Lancaster Laboratories, Inc. has in effect a cafeteria
               benefits plan. This plan allows qualified employees to apply credits provided by the Company and salary reduction elections toward the purchase of additional health insurance, dependent health insurance, dental insurance, vision insurance and additions to reimbursement accounts to be used for medical reimbursement and dependent care assistance. A participant may also elect to buy or sell vacation time. The Company provides credits to each participant ($20.00/$22.00 per pay in 1994 and 1993) to be used toward the purchase of the described benefits or to be taken as cash compensation.

              The costs to the Company of the core and flexible benefits described above amounted to $970,330 and $811,988 for the years ended September 30, 1994 and 1993, respectively.

              Deferred Profit Sharing Plan and Trust

              Effective January 1, 1988, Lancaster Laboratories, Inc.
               established a 401(k) Incentive Savings Plan and Trust. All employees who have been employed for one year, providing they have worked at least 1,000 hours during that twelve month period, and who have attained age 21 are eligible for participation. Any eligible employee may authorize the employer to withhold up to 10% of his or her compensation, not to exceed $8,994 and $8,728 for the years ended September 30, 1994 and 1993, respectively, and deposit such amounts in the Plan fund. The employer will contribute an amount equal to 100% of the employee's first 2% of salary savings and 50% of the next 4% of his/her salary savings. The employer may also make a qualified non-elective contribution or a discretionary contribution to the Plan, both of which the amount is determined by the sole
PAGE

                          Lancaster laboratories, Inc.
                              and Clewmark Holdings
                     NOTES to COMBINED FINANCIAL STATEMENTS
                                   (Continued)


     NOTE 8 - Employee Benefits (Continued)

              Deferred Profit Sharing Plan and Trust (Continued)

              judgment of the employer. The employer's matching
               contributions were $392,872 and $354,046 for the years ended September 30, 1994 and 1993, respectively. The employer did not make any qualified non-elective contributions for the years ended September 30, 1994 and 1993.


     NOTE 9 - Sale of 30.93% - Owned Subsidiary

              During the fiscal year ended September 30, 1994, Lancaster
               Laboratories, Inc. sold its entire ownership interest in Gulf States Analytical, Inc. This investment was previously reported on the equity method of accounting. The total selling price was $249,900. This sale resulted in gain of $264,486 which is reported as other revenue on the statement of revenues and expenses. At the time of settlement, all intercompany account balances were collected or paid.


     NOTE 10 - Lease Commitments and Total Rental Expense

              September 30, 1994

               Lancaster Laboratories, Inc. rents storage space from an unrelated party. The term of this lease is from April 1, 1992 through March 31, 1995. The rent charged on this lease is $765 per month.

               The Company also rents certain land and storage space from its president, based on month-to-month usage. The approximate monthly rent is $1,000.

               Future minimum rental commitments under these operating leases for the year ending September 30, 1995 is $4,590.

               The total rental expense included in the statement of revenues and expenses for the year ended September 30, 1994 is $21,265.


     NOTE 11 - Related Party Transactions

              September 30, 1994

               Lancaster Laboratories, Inc. leases certain facilities from a related party. See Note 10 for details of these leasing agreements. The following is a summary of related party
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                     NOTES to COMBINED FINANCIAL STATEMENTS
                                   (Continued)

     NOTE 11 - Related Party Transactions (Continued)

              September 30, 1994

               leases for the year ended September 30, 1994.

                    Real Estate from Company President            12,085

               Other related party transactions pertaining to Clewmark
               Holdings:

                    Note Payable - Stockholder's Family Member   427,000
                    Interest Expense                              27,759

              September 30, 1993

               Lancaster Laboratories, Inc. leases certain facilities from a related party. See Note 10 for details of these leasing agreements. The following is a summary of related party leases for the year ended September 30, 1993:

                    Real Estate from Company President            12,085

               A summary of other related party transactions for the year ended September 30, 1993 is as follows:

                  30.93% Owned Affiliated Company

                    Accounts Receivable                            4,345
                    Investment - Net                              90,730
                    Sales                                        189,657
                    Interest Income                                6,407
                    Subcontracting Expense                         2,184
                    Income from Equipment Leases                  61,640
                    Lease Income Receivable                       15,297

                  Stockholder/Stockholder's Family

                    Notes Payable                                490,000
                    Interest Expense                              30,577


     NOTE 12 - Commitments and Contingencies

              Covenant Not to Compete

              On January 2, 1992, Lancaster Laboratories, Inc. and Clewmark
               Holdings acquired a former stockholder's/partner's entire ownership interests in these companies. In addition to a purchase price of $1,415,287, the Companies entered into a non-competition agreement with its former stockholder/ partner whereby the stockholder/partner agreed not to
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                     NOTES to COMBINED FINANCIAL STATEMENTS
                                   (Continued)


     NOTE 12 - Commitments and Contingencies (Continued)

              Covenant Not to Compete (Continued)

               compete with the Companies in any prohibited business as defined in the agreement for a period from November 27, 1991 through December 31, 1995. In consideration for the stockholder's/partner's covenant not to compete, Lancaster Laboratories, Inc. has agreed to pay $200,000 per year during the term of the non-compete period. During the calendar years 1992, 1993, and 1994, the $200,000 per year will be paid in equal monthly installments of $16,666 per month. The non-compete payment of $200,000 payable for the calendar year 1995 will be paid in one lump sum on January 2, 1995.

              Settlement of Litigation

              Lancaster Laboratories, Inc. was contesting an assessment
               issued by the Pennsylvania Department of Revenue. The assessment, in the amount of $107,530 was in connection with a sales and use audit covering the period from January 1, 1982 through April 30, 1985. By an order dated November 10, 1993, the Pennsylvania Supreme Court affirmed the decision of the Commonwealth Court that the use tax assessment on equipment and supplies employed by the Company in its nutritional labeling activities would be taxable and all other equipment in its testing and inspection activities would be exempt from sales and use tax. Accordingly, when the final recomputation of tax and interest is completed by the Department of Revenue, a reduction of the assessment will approximate 90%.

              In conjunction with the above settlement on sales and use
               tax, Lancaster Laboratories, Inc. reached a settlement with the office of the Attorney General on its petitions requesting relief from additional PA capital stock tax assessments for the years ended September 30, 1985 through 1993 under the manufacturing, research and development exemption of the PA code. Both parties agreed to a one-time credit of $70,000 and Lancaster Laboratories will pay the additional capital stock tax as assessed and not be entitled to a manufacturing, research and development exemption for those years in question or future years. All liabilities and associated expenses have been recorded as of and for the year ended September 30, 1994.
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings

                          Combined Financial Statements
                    Pursuant to the Asset Purchase Agreement
                               Dated May 10, 1995

                    Six months ended March 31, 1995 and 1994

                                TABLE of CONTENTS




                                                               Page
                                                               ----

       Independent Accountants' Compilation Report


        Combined Statements of Net Assets Sold


        Combined Statements of Revenues and Expenses


        Combined Statements of Changes in Net Assets Sold


        Combined Statements of Cash Flows


        Selected Financial Information

PAGE

                 INDEPENDENT ACCOUNTANTS' COMPILATION REPORT





     To the Board of Directors and Partners
     Lancaster Laboratories, Inc.
        and Clewmark Holdings
     Lancaster, Pennsylvania

          We have compiled the accompanying combined statements of net assets sold of Lancaster Laboratories, Inc., a Pennsylvania corporation, and Clewmark Holdings, a Pennsylvania general partnership, as of March 31, 1995 and 1994 and the related combined statements of revenues and expenses, changes in net assets sold, and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

          The accompanying combined financial statements were prepared to present the assets sold and the liabilities assumed pursuant to the Asset Purchase Agreement dated May 10, 1995, between Lancaster Laboratories, Inc./Clewmark Holdings and Thermo Analytical, Inc., as described in the accompanying selected information, and are not intended to be a complete presentation of the assets, liabilities, revenues, expenses, and cash flows of Lancaster Laboratories, Inc. and Clewmark Holdings.

          A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying combined financial statements and, accordingly, we do not express an opinion or any other form of assurance on them.

          Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the combined financial statements, they might influence the user's conclusions about the Companies' net assets sold, revenues, expenses, and cash flows. Accordingly, these combined financial statements are not designed for those who are not informed about such matters.






     July 14, 1995                           TROUT, EBERSOLE & GROFF, LLP
     Lancaster, Pennsylvania                 Certified Public Accountants
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                     COMBINED STATEMENTS of NET ASSETS SOLD
                             March 31, 1995 and 1994


                                                      1995         1994
                                                      ----         ----
                                     ASSETS
                                     ------
     CURRENT ASSETS
        Cash and Cash Equivalents                     758,617      323,247
        Accounts Receivable:
         Billed, Net of Allowance for Doubtful
           Accounts of $75,815 and $40,000 at
           3/31/95 and 3/31/94, respectively        4,526,963    4,919,860
          Unbilled                                    915,809      715,420
        Inventory                                      11,285       11,285
        Prepaid Expenses                               88,263       68,289
                                                   ----------   ----------
             Total Current Assets                   6,300,937    6,038,101
                                                   ==========   ==========

     PROPERTY, PLANT, and EQUIPMENT
        Land                                        1,124,286    1,124,286
        Land Improvements                             608,958      508,295
        Buildings and Leasehold Improvements        8,295,357    6,822,093
        Laboratory and Office Equipment            20,136,081   17,512,250
        Vehicles                                      312,837      246,800
        Construction in Progress                      131,271    1,729,374
                                                   ----------   ----------
                                                   30,608,790   27,943,098
        Less:  Accumulated Depreciation            16,955,600   14,470,988
                                                   ----------   ----------
             Property, Plant, and Equipment - Net  13,653,190   13,472,110
                                                   ==========   ==========

     OTHER ASSETS
        Financing Costs, net of Amortization           21,370       17,105
                                                   ==========   ==========
             TOTAL ASSETS                          19,975,497   19,527,316
                                                   ==========   ==========
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
               COMBINED STATEMENTS of NET ASSETS SOLD (Continued)
                             March 31, 1995 and 1994


                                                      1995         1994
                                                      ----         ----
                       LIABILITIES and NET ASSETS SOLD
                       -------------------------------

     CURRENT LIABILITIES
        Notes Payable - Bank                              -0-      700,000
        Current Maturities of Long-Term Debt        1,070,000    1,210,000
        Accounts Payable - Trade                      623,730      922,933
        Accrued Salaries and Vacation Pay             647,762      743,789
        Accrued Employee Benefits                       9,629        5,466
        Accrued Corporate Taxes                         1,347      664,069
        Other Accrued Expenses                        299,560      108,532
                                                   ----------   ----------
             Total Current Liabilities              2,652,028    4,354,789
                                                   ==========   ==========

     LONG-TERM DEBT
        Notes Payable - Net of Current Maturities   4,352,144    4,872,144
                                                   ----------   ----------
             TOTAL LIABILITIES                      7,004,172    9,226,933
                                                   ==========   ==========

             NET ASSETS SOLD                       12,971,325   10,300,383
                                                   ==========   ==========



















     See accountants' compilation report and selected information.
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                  COMBINED STATEMENTS of REVENUES and EXPENSES
                    Six months ended March 31, 1995 and 1994


                                                      1995         1994
                                                      ----         ----
     REVENUES

        Service Revenues - Net                     16,456,458   13,668,597
                                                   ==========   ==========



     COSTS and OPERATING EXPENSES

        Cost of Service Revenues                    9,376,619    8,600,669
        Selling, General, and Administrative        4,533,530    4,709,040
                                                   ----------   ----------

           Total Costs and Operating Expenses      13,910,149   13,309,709
                                                   ==========   ==========

           Excess Revenues over Costs
             and Expenses from Operations           2,546,309      358,888
                                                   ==========   ==========


     OTHER REVENUES/(EXPENSES)

        Lease Income                                   26,925       39,635
        Interest Expense                             (231,349)    (177,891)
        Gain on Sale of Affiliated Company                -0-      264,486
                                                   ----------   ----------
           Total Other Revenues/(Expenses)           (204,424)     126,230
                                                   ==========   ==========


           EXCESS REVENUES over EXPENSES            2,341,885      485,118
                                                   ==========   ==========













     See accountants' compilation report and selected information.
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                COMBINED STATEMENTS of CHANGES in NET ASSETS SOLD
                    Six months ended March 31, 1995 and 1994


                                                       1995        1994
                                                       ----        ----

     Balance - Beginning of Period                 10,861,470   10,431,379



     Excess Revenues over Expenses                  2,341,885      485,118



     Distributions                                   (446,050)    (175,000)



     Net Change in Assets not Sold                    214,020     (441,114)
                                                   ----------   ----------


     Balance - End of Period                       12,971,325   10,300,383
                                                   ==========   ==========























     See accountants' compilation report and selected information.
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                        COMBINED STATEMENTS of CASH FLOWS
                    Six months ended March 31, 1995 and 1994


                                                      1995         1994
                                                      ----         ----
     CASH FLOWS from OPERATING ACTIVITIES
        Excess of Revenues over Expenses            2,341,885      485,118
        Adjustments to Reconcile Excess of Revenues
          over Expenses to Net Cash Provided by/
          (Used in) Operating Activities:
           Depreciation                             1,338,296    1,241,691
           Amortization of Financing Costs              1,631          535
           Provision for Doubtful Accounts                -0-        6,317
           Gain from Sale of Affiliated Company           -0-     (264,486)
           Changes in Assets and Liabilities:
             (Increase)/Decrease in Accounts
               Receivable                             279,208     (256,661)
             (Increase)/Decrease in Prepaid Expenses  (63,114)     (43,482)
             Increase/(Decrease) in Accounts Payable   37,629      234,255
             Increase/(Decrease) in Accrued
               Expenses                              (869,781)     (67,062)
                                                   ----------   ----------
           Net Cash Provided by Operating
             Activities                             3,065,754    1,336,225
                                                   ==========   ==========

     CASH FLOWS from INVESTING ACTIVITIES
        Property and Equipment Acquisitions          (995,162)  (2,184,064)
        Principal Payments Received from Affiliated
         Company                                          -0-      105,226
        Proceeds from Sale of Affiliated Company          -0-      249,990
                                                   ----------   ----------
           Net Cash (Used in) Investing Activities   (995,162)  (1,828,848)
                                                   ==========   ==========

     CASH FLOWS from FINANCING ACTIVITIES
        Net Borrowings/(Payments) on Line-of-Credit
         Agreement                                   (850,000)     700,000
        Principal Payments on Long-Term Notes        (962,000)    (435,000)
        Partner Withdrawals                          (366,050)         -0-
        Payment of Stockholders' Distributions        (80,000)    (175,000)
        Proceeds from Long-Term Borrowings                -0-      775,000
        Net (Increase)/Decrease in Assets not Sold    214,020     (441,114)
                                                   ----------   ----------
           Net Cash Provided by/(Used in)
             Financing Activities                  (2,044,030)     423,886
                                                   ==========   ==========
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
                  COMBINED STATEMENTS of CASH FLOWS (Continued)
                    Six months ended March 31, 1995 and 1994


                                                      1995         1994
                                                      ----         ----
     INCREASE/(DECREASE) in CASH and
         CASH EQUIVALENTS                              26,562      (68,737)

     CASH and CASH EQUIVALENTS

        Beginning                                     732,055      391,984
                                                   ----------   ----------
        Ending                                        758,617      323,247
                                                   ==========   ==========

     SUPPLEMENTAL DISCLOSURE of CASH FLOW DISTRIBUTIONS

        Cash Paid during the Period for Interest      231,349      177,891































     See accountants' compilation report and selected information.
PAGE

                          Lancaster Laboratories, Inc.
                              and Clewmark Holdings
        SELECTED INFORMATION - Substantially all Disclosures Required by
            Generally Accepted Accounting Principles are not Included




     Subsequent Event and Basis of Presentation

     Effective May 1, 1995, Lancaster Laboratories, Inc. and Clewmark
       Holdings (the Sellers) entered into an Asset Purchase Agreement dated May 10, 1995 with Thermo Analytical, Inc., a Delaware Corporation (the Buyer) whereby certain assets were sold to the Buyer and certain liabilities were assumed by the Buyer.

     The accompanying combined financial statements represent the net assets sold as of March 31, 1995 and 1994, and the revenues, expenses, changes in net assets sold, and cash flows for the six months then ended pursuant to the Asset Purchase Agreement referred to above. Accordingly, the accompanying statements are not intended to be a complete presentation of the Sellers' assets, liabilities, revenues, and expenses for the above periods.

     Interim results are not necessarily indicative of results for the full year.



























     See accountants' compilation report.
PAGE

                                                                    FORM 8-K/A


   Item 7.   Financial Statements, Pro Forma Combined Condensed Financial
             ------------------------------------------------------------
             Information and Exhibits (continued)
             ------------------------

        (b) Pro Forma Combined Condensed Financial Information

                  The following unaudited pro forma combined condensed
            statement of income sets forth the results of operations for the year ended April 1, 1995, as if the acquisition of Lancaster Laboratories, Inc. and its affiliate Clewmark Holdings (referred to as "Lancaster Laboratories" in the following pro forma combined condensed financial information) by the Company had occurred at the beginning of fiscal 1995. The unaudited pro forma combined condensed balance sheet sets forth the financial position as of April 1, 1995, as if the acquisition had occurred as of that date and assuming there is no additional post-closing purchase price adjustment. The pro forma combined condensed statement of income for the year ended April 1, 1995 includes the results of operations of the Company for the year ended April 1, 1995 and Lancaster Laboratories for the twelve months ended March 31, 1995, derived by subtracting the first two quarters of fiscal 1994 from its results of operations for the twelve months ended September 30, 1994, and adding the first two quarters of fiscal 1995 to its results of operations for the twelve months ended September 30, 1994.

                  The acquisition has been accounted for using the purchase
            method of accounting. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the acquisition of Lancaster Laboratories been consummated at the beginning of fiscal 1995. The financial statements filed under part (a) of this item should be read in conjunction with these pro forma combined condensed financial statements.





















                                        3PAGE

                                                                    FORM 8-K/A


                           THERMO PROCESS SYSTEMS INC.
                                       and
                             LANCASTER LABORATORIES
                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                            Year Ended April 1, 1995
                                   (Unaudited)


                                        Historical            Pro Forma
                                 ---------------------  ---------------------
                                  Thermo     Lancaster
                                 Process  Laboratories  Adjustments  Combined
                                 -------  ------------  -----------  --------
                                    (In thousands except per share amounts)

   Revenues                     $133,803    $ 31,464    $      -    $165,267
                                --------    --------    --------    --------
   Costs and Operating Expenses:
    Cost of revenues              98,552      18,163           -     116,715
    Selling, general and
     administrative expenses      26,257       9,661         569      36,487
    Product and new business
     development expenses            883           -           -         883
                                --------    --------    --------    --------
                                 125,692      27,824         569     154,085
                                --------    --------    --------    --------

   Operating Income                8,111       3,640        (569)     11,182

   Gain on Issuance of Stock
    by Subsidiaries                1,343           -           -       1,343
   Interest Income                 3,322           3      (1,173)      2,152
   Interest Expense (includes
    $1,071 for notes to parent
    company)                      (2,855)       (469)          -      (3,324)
   Other Income                    1,092          62           -       1,154
                                --------    --------    --------    --------
   Income Before Income Taxes
    and Minority Interest         11,013       3,236      (1,742)     12,507
   Income Tax Provision            2,630           -         608       3,238
   Minority Interest Expense,
    Net                            4,268           -           -       4,268
                                --------    --------    --------    --------
   Net Income                   $  4,115    $  3,236    $ (2,350)   $  5,001
                                ========    ========    ========    ========

   Earnings per Share           $    .24                            $    .29
                                ========                            ========

   Weighted Average Shares        17,143                              17,143
                                ========                            ========


   See notes to pro forma combined condensed financial statements.




                                        4PAGE

                                                                    FORM 8-K/A


                           THERMO PROCESS SYSTEMS INC.
                                       and
                             LANCASTER LABORATORIES
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                  April 1, 1995
                                   (Unaudited)


                                        Historical            Pro Forma
                                 ---------------------  ---------------------
                                  Thermo     Lancaster
                                 Process  Laboratories  Adjustments  Combined
                                 -------  ------------  -----------  --------
                                                (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents   $ 35,808    $    759    $(24,696)   $ 11,871
    Short-term available-
     for-sale investments,
     at quoted market value        5,155           -           -       5,155
    Accounts receivable, net      27,949       4,527           -      32,476
    Unbilled contract costs
     and fees                     16,481         916           -      17,397
    Inventories                    2,732          11           -       2,743
    Prepaid expenses               3,788          88           -       3,876
    Prepaid and refundable
     income taxes                  8,228           -         397       8,625
                                --------    --------    --------    --------
                                 100,141       6,301     (24,299)     82,143
                                --------    --------    --------    --------
   Property, Plant and
    Equipment, at Cost            92,795      30,609     (17,394)    106,010
     Less: Accumulated
           depreciation and
           amortization           33,058      16,956     (16,956)     33,058
                                --------    --------    --------    --------
                                  59,737      13,653        (438)     72,952
                                --------    --------    --------    --------
   Long-term Available-for-sale
    Investments, at Quoted
    Market Value                  10,564           -           -      10,564
                                --------    --------    --------    --------
   Long-term Held-to-maturity
    Investments, at Amortized
    Cost                          22,569           -           -      22,569
                                --------    --------    --------    --------
   Other Assets                   12,146          21           -      12,167
                                --------    --------    --------    --------
   Cost in Excess of Net Assets
    of Acquired Companies         66,516           -       7,103      73,619
                                --------    --------    --------    --------
                                $271,673    $ 19,975    $(17,634)   $274,014
                                ========    ========    ========    ========


   See notes to pro forma combined condensed financial statements.

                                        5PAGE

                                                                    FORM 8-K/A


                           THERMO PROCESS SYSTEMS INC.
                                       and
                             LANCASTER LABORATORIES
             PRO FORMA COMBINED CONDENSED BALANCE SHEET (continued)
                                  April 1, 1995
                                   (Unaudited)


                                       Historical            Pro Forma
                                ---------------------  ---------------------
                                  Thermo     Lancaster
                                 Process  Laboratories  Adjustments  Combined
                                 -------  ------------  -----------  --------
                                                (In thousands)
   LIABILITIES AND SHAREHOLDERS'
    INVESTMENT
   Current Liabilities:
    Accounts payable            $  9,612    $    624    $      -    $ 10,236
    Notes payable and current
     maturities of long-term
     obligations                   4,652       1,070      (1,070)      4,652
    Other accrued liabilities     18,065         958         759      19,782
    Due to parent company          3,116           -           -       3,116
                                --------    --------    --------    --------
                                  35,445       2,652        (311)     37,786
                                --------    --------    --------    --------
   Deferred Income Taxes
    and Other Liabilities          5,173           -           -       5,173
                                --------    --------    --------    --------
   Long-term Obligations          96,851       4,352      (4,352)     96,851
                                --------    --------    --------    --------
   Minority Interest              56,603           -           -      56,603
                                --------    --------    --------    --------
   Shareholders' Investment:
    Common stock                   1,741           -           -       1,741
    Capital in excess of
     par value                    53,559           -           -      53,559
    Retained earnings             21,727           -           -      21,727
    Treasury stock                  (864)          -           -        (864)
    Cumulative translation
     adjustment                    1,526           -           -       1,526
    Net unrealized loss on
     available-for-sale
     investments                     (88)          -           -         (88)
    Net assets sold                    -      12,971     (12,971)          -
                                --------    --------    --------    --------
                                  77,601      12,971     (12,971)     77,601
                                --------    --------    --------    --------
                                $271,673    $ 19,975    $(17,634)   $274,014
                                ========    ========    ========    ========


   See notes to pro forma combined condensed financial statements.




                                        6PAGE

                                                                    FORM 8-K/A


                           THERMO PROCESS SYSTEMS INC.
                                       and
                             LANCASTER LABORATORIES
           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)



   Note A - Basis of Presentation

           The allocation of the purchase price is based on an estimate of the fair value of the net assets acquired and is subject to adjustment. To date, no information has been gathered that would cause the Company to believe that the final allocation of the purchase price will be materially different than the preliminary estimate.

   Note B - Pro Forma Adjustments to Pro Forma Combined Condensed Statement of
           Income (In thousands, except in text)


                                                                 Year Ended
                                                               April 1, 1995
                                                               -------------
                                                               Debit (Credit)

   Selling, General and Administrative
    Expenses
   Service fee of 1.25% and 1.20% of
    Lancaster Laboratories' revenues for
    the nine-month period ended December 31,
    1994 and the three-month period ended April 1,
    1995, respectively, for services provided
    under a services agreement between the
    Company and Thermo Electron Corporation                       $    391

   Amortization over 40 years of
    "Cost in excess of net assets of
    acquired companies" of $7,103,000
    created by the acquisition of
    Lancaster Laboratories                                             178
                                                                  --------
                                                                       569
                                                                  --------
   Interest Income
   Decrease in interest income attributable
    to the lower cash position as a result
    of the total cash payment of $24,696,000
    to acquire Lancaster Laboratories,
    calculated using an average interest
    rate of 4.75%                                                    1,173
                                                                  --------




                                        7PAGE

                                                                    FORM 8-K/A


                           THERMO PROCESS SYSTEMS INC.
                                       and
                             LANCASTER LABORATORIES
           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)


   Note B - Pro Forma Adjustments to Pro Forma Combined Condensed Statement of
           Income (In thousands) (continued)


                                                                Year Ended
                                                               April 1, 1995
                                                               -------------
                                                               Debit (Credit)

   Income Tax Provision
   Reduction in income taxes associated
    with adjustments above, excluding the
    portion of amortization of "Cost
    in excess of net assets of acquired
    companies" that is nondeductible,
    calculated at the Company's
    statutory income tax rate of 40%                              $   (686)

   Income tax provision associated with
    Lancaster Laboratories' earnings,
    calculated at the Company's statutory
    income tax rate of 40%                                           1,294
                                                                  --------
                                                                       608
                                                                  --------























                                        8PAGE

                                                                    FORM 8-K/A



                           THERMO PROCESS SYSTEMS INC.
                                       and
                             LANCASTER LABORATORIES
     NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (continued)
                                   (Unaudited)



   Note C - Pro Forma Adjustments to Pro Forma Combined Condensed Balance
           Sheet (In thousands)


                                                               April 1, 1995
                                                               -------------
                                                               Debit (Credit)

   Cash and Cash Equivalents
   Cash payment to acquire Lancaster Laboratories                 $(19,174)
   Cash payment to repay Lancaster Laboratories'
    debt                                                            (5,333)
   Cash payment to pay acquisition closing costs                      (189)
                                                                  --------
                                                                   (24,696)
                                                                  --------
   Prepaid and Refundable Income Taxes
   Record prepaid taxes associated with acquisition
    and other reserves recorded at the time of acquisition             397
                                                                  --------
   Property, Plant and Equipment, at Cost
   Record Lancaster Laboratories' property and equipment
    at fair market value                                              (438)
                                                                  --------
   Cost in Excess of Net Assets of Acquired Companies
   Excess of cost over the fair value of net assets
    acquired of Lancaster Laboratories                               7,103
                                                                  --------
   Notes Payable and Current Maturities of Long-term Obligations
   Payment of Lancaster Laboratories' bank debt at the time
    of acquisition                                                   1,070
                                                                  --------
   Other Accrued Liabilities
   Estimated acquisition and other reserves                           (759)
                                                                  --------
   Long-term Obligations
   Payment of Lancaster Laboratories' bank debt at the time
    of acquisition                                                   4,352
                                                                  --------
   Shareholders' Investment
   Elimination of Lancaster Laboratories' equity account            12,971
                                                                  --------








                                        9PAGE

                                                                    FORM 8-K/A


   Item 7.   Financial Statements, Pro Forma Combined Condensed Financial
             ------------------------------------------------------------
             Information and Exhibits (continued)
             ------------------------

            (c)  Exhibits

                  1 Asset Purchase Agreement by and among Thermo Analytical
                    Inc. (as Buyer); Lancaster Laboratories, Inc. and Clewmark Holdings (as Sellers); and Earl H. Hess, Anita
                    F. Hess, Kenneth E. Hess, J. Wilson Hershey and Carol D. Hess (as the principal owners of Sellers) (previously filed).

                 23 Consent of Trout, Ebersole & Groff.











































                                       10PAGE

                                                                    FORM 8-K/A





                                   SIGNATURES
                                   ----------


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 24th day of July 1995.



                                              THERMO PROCESS SYSTEMS INC.



                                              Paul F. Kelleher
                                              ---------------------------
                                              Paul F. Kelleher
                                              Chief Accounting Officer





























                                 11PAGE